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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2003

CONSOLIDATED GRAPHICS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS (STATE OR OTHER JURISDICTION OF INCORPORATION)	0-24068 (COMMISSION FILE NUMBER)	76-0190827 (I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200
HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 5. OTHER EVENTS

        On June 13, 2003, Consolidated Graphics, Inc. (the "Company") announced the signing of a letter of intent with Solon, Ohio based Custom Graphics, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

        The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT

        (A)    EXHIBIT

        The following exhibit is filed herewith:

  99.1
  Press release of the Company dated June 13, 2003, related to the announcement of the signing of a letter of intent with Solon, Ohio based Custom Graphics, Inc.

SIGNATURE

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC. (REGISTRANT)
By:	/s/ G. CHRISTOPHER COLVILLE G. CHRISTOPHER COLVILLE EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

Date: June 13, 2003

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SIGNATURE